UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2019

NEWBRIDGE GLOBAL VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11730	84-1089377
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

825 East 800 North

Orem, Utah 84097

               (Address of Principal Executive Offices)

801-362-2115

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Agreement

On August 22, 2019, NewBridge Global Ventures, Inc. (the “Company”) entered into a technology license agreement (the “Agreement”) with AgriSep LLC (“Agrisep”). Pursuant to the Agreement, AgriSep has granted the Company an exclusive worldwide license to use AgriSep’s technology to recover legal cannabidiol (CBD) oil and other legal extracts from cannabis plants. In consideration for the license, the Company will pay AgriSep a royalty equal to 3% of Net Revenue received by the Company, less certain expenses, from oil extraction operations utilizing the AgriSep Technology. The Agreement provides for certain minimum Royalty Payments and also provides for the Company to pay certain expenses of AgriSep as set forth in the Agreement.

As Partial consideration for the grant of the license, the Company will issue 1,000,000 shares of common stock to AgriSep immediately and an additional 1,000,000 shares of common stock when the AgriSep Technology is installed, operational and ready for use in a Technology Application.

The foregoing description of the terms of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Any capitalized terms not defined herein shall have the meaning set forth in the Agreement.

Item 3.02 Sale of Unregistered Securities

See Item 1.01 for a description of the securities to be issued to AgriSep.

Item 7.01 Regulation FD Disclosure

On August 28, 2019, the Company issued a press release (the “Press Release”) announcing the Technology License Agreement. A copy of the Press Release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibits listed below are furnished as Exhibits to this current report on Form 8-K.

Exhibit No. Description

10.1            Technology License Agreement by and between the Company and AgriSep LLC dated August 22, 2019.

99.1            Press Release dated August 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NewBridge Global Ventures, Inc. (Registrant)

Dated: August 28, 2019	By: /s/ Robert Bench Name: Robert Bench Title: Interim President and CFO